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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-78753) of Micro Linear Corporation of our report dated February 2, 2001 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

/s/PRICEWATERHOUSECOOPERS LLP

San Jose, California
April 30, 2001